EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ William C. Ballard, Jr.

William C. Ballard, Jr., Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ Pier C. Borra

Pier C. Borra, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ Thomas J. DeRosa

Thomas J. DeRosa, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ Jeffrey H. Donahue

Jeffrey H. Donahue, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ Peter J. Grua

Peter J. Grua, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN her true and lawful attorney-in-fact and agent, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set her hand this 24th day of January, 2005.

/s/ Sharon M. Oster

Sharon M. Oster, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ Bruce G. Thompson

Bruce G. Thompson, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ R. Scott Trumbull

R. Scott Trumbull, Director

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and the Chairman of the Board and Principal Executive Officer of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints RAYMOND W. BRAUN, his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as director and Chairman of the Board and Principal Executive Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ George L. Chapman

George L. Chapman, Director,
Chairman of the Board and Principal Executive Officer

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, the President and Principal Financial Officer of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as President and Principal Financial Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 24th day of January, 2005.

/s/ Raymond W. Braun

Raymond W. Braun, President and Principal Financial Officer

EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Controller and Principal Accounting Officer of Health Care REIT, Inc. (the “Company”), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2004, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for his and in his name, place and stead, in the capacity as Controller and Principal Accounting Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 10th day of February, 2005.

/s/ Paul D. Nungester, Jr.

Paul D. Nungester, Jr., Controller and Principal Accounting Officer